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                                  Exhibit 32.2
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Milestone Scientific Inc. on Form 10-QSB for the Nine months ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Cohn, Chief Financial Officer of Milestone, certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of Milestone.


                              /s/ David Cohn
                              -----------------------------
                              David Cohn
                              Chief Financial Officer
                              November 20, 2006